EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the ASAP Show, Inc. Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank S. Yuan, Chairman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: April 23, 2007	By:	/s/ Frank S. Yuan
Frank S. Yuan
Chief Executive Officer and Chief Financial Officer (Principal Executive and Accounting Officer)